                                                                   EXHIBIT 10.25

================================================================================



                         REGISTRATION RIGHTS AGREEMENT


                           Dated as of June 30, 1994


                                    Between


                 FIDELITY FEDERAL BANK, A Federal Savings Bank,


                          CITADEL HOLDING CORPORATION


                                  and certain


                        HOLDERS OF CLASS C COMMON STOCK
                            OF FIDELITY FEDERAL BANK



================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                        Page
                                                                        ----

1.   Certain Definitions.............................................     1
     -------------------
     Affiliate.......................................................     1
     Citadel.........................................................     1
     Class A Common Stock............................................     1
     Class B Common Stock............................................     1
     Class B Holder..................................................     1
     Class C Common Stock............................................     1
     Class C Holder..................................................     1
     Closing Date....................................................     1
     Combined Maximum Number.........................................     2
     Common Stock....................................................     2
     Demand Expiration Date..........................................     2
     Demand Notice...................................................     2
     Demand Securities...............................................     2
     Exchange Act....................................................     2
     FFB.............................................................     2
     FFB Information.................................................     2
     First Offer Notice..............................................     2
     First Offer Price...............................................     2
     Form OC.........................................................     2
     Form 10-K Filing Date...........................................     2
     Holder..........................................................     2
     Information Statement...........................................     2
     Maximum Number..................................................     3
     OTS.............................................................     3
     Person..........................................................     3
     Piggyback Class B Expiration Date...............................     3
     Piggyback Class C Expiration Date...............................     3
     Primary Maximum Number..........................................     3
     Registrable Class B Securities..................................     3
     Registrable Class C Securities..................................     3
     Registrable Securities..........................................     4
     Registration Expenses...........................................     4
     Requesting Stockholder..........................................     4
     Restructuring...................................................     4
     Right of First Offer............................................     4
     Securities Act..................................................     4
     Securities Regulations..........................................     4
     Selling Stockholder.............................................     4

2.   Registration Under the Securities Regulations...................     4
     ---------------------------------------------
     (a)  Demand Registrations.......................................     4
     (b)  "Piggy-Back" Registrations.................................     8

3.   Registration Procedures.........................................     11
     -----------------------

                                                                          Page
                                                                          ----
4.   Registration Expenses..............................................   18
     ---------------------

5.   Representations and Warranties.....................................   19
     ------------------------------

6.   Indemnification....................................................   20
     ---------------
     (a)  Indemnification by FFB........................................   20
     (b)  Indemnification by the Selling Stockholders
          and any Agents and Underwriters...............................   21
     (c)  Notices of Claims, Etc........................................   22
     (d)  Contribution..................................................   23

7.   Underwritten Offerings.............................................   24
     ----------------------
     (a)  Selection of Underwriters.....................................   24
     (b)  Participation by Selling Stockholders.........................   24

8.   Resale Restrictions................................................   24
     -------------------

9.   Certain Distributions by Citadel...................................   25
     --------------------------------

10.  Miscellaneous......................................................   26
     -------------
     (a)  Citadel Lock-up...............................................   26
     (b)  No Inconsistent Agreements....................................   26
     (c)  Illegality....................................................   26
     (d)  Recovery of Litigation Costs..................................   27
     (e)  Notices.......................................................   27
     (f)  Parties in Interest...........................................   27
     (g)  Survival......................................................   28
     (h)  LAW GOVERNING.................................................   28
     (i)  Headings......................................................   28
     (j)  Entire Agreement; Amendments..................................   28
     (k)  Inspection....................................................   29
     (l)  Counterparts..................................................   29

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 1994, by and among Fidelity Federal Bank, A Federal Savings Bank ("FFB"), Citadel Holding Corporation, a Delaware corporation ("Citadel") and the Class C Holders.


          1.   Certain Definitions.
               -------------------

          As used in this Agreement, the following terms shall have the following respective meanings:

          "Affiliate" of any Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Citadel" shall have the meaning assigned to such term in the preamble
           -------
to this Agreement.

          "Class A Common Stock" shall mean the Class A Common Stock, par value
           --------------------
$0.01 per share, of FFB.

          "Class B Common Stock" shall mean the Class B Common Stock, par value
           --------------------
$0.01 per share, of FFB.

          "Class B Holder" shall mean Citadel and each of its respective
           --------------
successive successors and assigns as shown in the stock register of FFB who acquire Registrable Securities, directly or indirectly, from Citadel or from any successive successor or assign of Citadel.

          "Class C Common Stock" shall mean the Class C Common Stock, par value
           --------------------
$0.01 per share, of FFB.

          "Class C Holder" shall mean the holders from time to time of Class C
           --------------
Common Stock.

          "Closing Date" shall mean the date of consummation of the offering and
           ------------
sale by FFB of the Registrable Securities.

          "Combined Maximum Number" shall have the meaning assigned to such term
           -----------------------
in Section 2(b)(iv) of this Agreement.

          "Common Stock" shall mean, collectively, the Class A Common Stock,
           ------------
Class B Common Stock, Class C Common Stock and any other class of Common Stock of FFB.

          "Demand Expiration Date" shall mean March 31, 1998 unless extended
           ----------------------
pursuant to Section 2(a)(vi) of this Agreement.

          "Demand Notice" shall have the meaning assigned to such term in
           -------------
Section 2(a)(iii) of this Agreement.

          "Demand Securities" shall have the meaning assigned to such term in
           -----------------
Section 2(a)(iii) of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any
           ------------
successor thereto, as the same shall be amended from time to time.

          "FFB" shall have the meaning assigned to such term in the preamble to
           ---
this Agreement.

          "FFB Information" shall have the meaning assigned to such term in
           ---------------
Section 9 of this Agreement.

          "First Offer Notice" shall have the meaning assigned to such term in
           ------------------
Section 2(a)(iii) of this Agreement.

          "First Offer Price" shall have the meaning assigned to such term in
           -----------------
Section 2(a)(iii) of this Agreement.

          "Form OC" shall mean the applicable registration statement of FFB
           -------
relating to the registration with the OTS for offering and sale of the Registrable Securities, including all exhibits thereto and any documents incorporated by reference therein.

          "Form 10-K Filing Date" shall mean the date of the filing by FFB of
           ---------------------
its annual report on Form 10-K for the first fiscal year of FFB ending after the Closing Date.

          "Holder" shall have the meaning assigned to such term in Section
           ------
2(b)(i) of this Agreement.

          "Information Statement" shall have the meaning assigned to such term
           ---------------------
in Section 9 of this Agreement.

          "Maximum Number" shall have the meaning assigned to such term in
           --------------
Section 2(a)(v) of this Agreement.

          "OTS" shall mean the Office of Thrift Supervision and any successor
           ---
government agency.

          "Person" shall mean a corporation, association, partnership,
           ------
organization, business, individual, government or political subdivision thereof or governmental agency.

          "Piggyback Class B Expiration Date" shall mean March 31, 1999.
           ---------------------------------

          "Piggyback Class C Expiration Date" shall mean March 31, 2005.
           ---------------------------------

          "Primary Maximum Number" shall have the meaning assigned to such term
           ----------------------
in Section 2(b)(ii) of this Agreement.

          "Registrable Class B Securities" shall mean the 4,120,000 shares of
           ------------------------------
Class B Common Stock of FFB (which number of shares may be reduced as described in the Form OC) outstanding on the Closing Date, and any securities of FFB issued successively in exchange for, on conversion of or in respect of any such shares, whether as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however,
                                                             --------  -------
that such shares of Class B Common Stock or securities shall cease to be Registrable Securities when (i) a Form OC registering such shares of Class B Common Stock or securities, as the case may be, under the Securities Regulations has been declared effective and such shares of Class B Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Class B Holder thereof pursuant to such effective Form OC or (ii) such shares of Class B Common Stock or securities, as the case may be, are converted to shares of Class A Common Stock and the holder thereof is thereafter free to resell such shares without having to register such shares for sale under the Securities Regulations.

          "Registrable Class C Securities" shall mean the shares of Class C
           ------------------------------
Common Stock of FFB issued on the Closing Date, and any securities of FFB issued successively in exchange for, on conversion or in respect of any such shares, whether as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however, that
                                                      --------  -------
such shares of Class C Common Stock or securities shall cease to be Registrable Securities when (i) a Form OC registering such shares of Class C Common Stock or securities, as the case may be, under the Securities Regulations has been declared effective and such shares of Class C Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Class C Holder thereof pursuant to such effective Form OC or (ii) such shares of Class C Common Stock or securities, as the case may be, are converted into shares of Class A Common Stock.

          "Registrable Securities" shall mean the Registrable Class B Securities
           ----------------------
and the Registrable Class C Securities.

          "Registration Expenses" shall have the meaning assigned thereto in
           ---------------------
Section 4 of this Agreement.

          "Requesting Stockholder" shall have the meaning assigned to such term
           ----------------------
in Section 2(b)(iii) of this Agreement.

          "Restructuring" shall have the meaning assigned thereto in the Form OC
           -------------
(OTS Docket No. 5770) filed by FFB with the OTS in the form declared effective by the OTS.

          "Right of First Offer" shall have the meaning assigned to such term in
           --------------------
Section 2(a)(iii) of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, or any
           --------------
successor thereto, as the same shall be amended from time to time.

          "Securities Regulations" shall mean the securities offering
           ----------------------
regulations set forth as 12 C.F.R. Part 563g, or any successor thereto, as the same shall be amended from time to time, together with all interpretations of the OTS thereunder.

          "Selling Stockholder" shall, in the case of a registration pursuant to
           -------------------
Section 2(a) of this Agreement, have the meaning assigned to such term in
Section 2(a)(iii) of this Agreement and, in the case of a registration pursuant to Section 2(b) of this Agreement, have the meaning assigned to such term in
Section 2(b)(i) of this Agreement.

          2.   Registration Under the Securities Regulations.
               ---------------------------------------------

          (a)  Demand Registrations.
               --------------------

          (i) At any time on or after the end of the first fiscal year of FFB ending after the Closing Date and before the Demand Expiration Date, the Class B Holder or Class B Holders of more than 50% of the Registrable Class B Securities may, by giving written notice thereof to FFB, require FFB to use its best efforts to register all or a portion of its or their Registrable Class B Securities under the Securities Regulations; provided, however, that in any event FFB shall be obligated to register such
- - --------  -------
Registrable Class B Securities upon such election only if the Registrable Class B Securities to be registered, in the aggregate, constitute 5% or more of the then outstanding Registrable Class B Securities; and provided, further, that FFB
                                                     --------  -------
shall be obligated to register such Registrable Class B Securities upon such election only if the Registrable Class B Securities to be registered are proposed to be sold (1) on a firm commitment underwritten basis managed by a managing underwriter or underwriters selected pursuant to Section 7(a) hereof or, (2) with respect to no more than one registration effected pursuant to this
Section 2(a), pursuant to a rights offering, and provided, further, that no
                                                 --------  -------
registration statement filed by FFB pursuant to this Section 2(a) shall become effective prior to the Form 10-K Filing Date without the prior written consent of the holders of a majority of shares of Class A Common Stock then outstanding (which holders shall be third party beneficiaries of this proviso and entitled to enforce directly the requirement in this proviso that such consent be obtained). Promptly following such election, FFB shall (1) give notice to each other Class B Holder of Registrable Securities of such election and (2) prepare and file, and use its best efforts to cause to be declared or become effective under the Securities Regulations, a Form OC providing for the registration of, and the sale by the electing Class B Holders of, such Registrable Securities. FFB shall include in such Form OC such additional Registrable Securities, if any, for which it has received written requests to register by such other Class B Holders within 15 days after FFB's written notice to such other Class B Holders. FFB shall be required to file or cause to become effective no more than one Form OC in any six month period and not more than three Form OCs in the aggregate pursuant to this Section 2(a). Notwithstanding the foregoing, FFB shall not be obligated to register Registrable Securities upon any election pursuant to this Section 2(a)(i) if fewer than 120 days or such shorter period as may be required by any managing underwriter or underwriters, have elapsed after the effective date of a Form OC registering newly issued or treasury shares of FFB's capital stock, or securities convertible into or exchangeable for, or representing the right to acquire shares of FFB's capital stock for purposes of a primary offering (as defined in Section 2(b)(i) hereof) on a firm commitment underwritten basis. In connection with any registration effected pursuant to this Section 2(a) with respect to a rights offering, such registration shall be effected on a "shelf" registration statement providing for the registration of, and the sale on a continuous basis of, the Registrable Securities to be covered thereby, and FFB agrees to keep such registration statement continuously effective for a period of 60 days after the effective date thereof.

          (ii) In the event that Selling Stockholders that hold more than 50% of the Registrable Securities for which registration has been requested pursuant to
Section 2(a)(i) hereof determine for any reason not to proceed with such registration at any time before the Form OC has been declared effective, and such Form OC, if theretofore filed, is withdrawn with respect to the securities covered thereby, and such Selling Stockholders agree to bear their own expenses incurred in connection therewith and to reimburse FFB for the out-of-pocket expenses incurred by it attributable to the registration of such Registrable Securities, then such Selling Stockholders shall not be deemed to have exercised their right to require FFB to register Registrable Securities pursuant to
Section 2(a)(i) hereof.

          (iii) In the event that any Class B Holder of Registrable Securities elects to require FFB to use its best efforts to register the Registrable Securities held by such Class B Holder pursuant to Section 2(a)(i) hereof (a "Selling Stockholder" and, collectively, the "Selling Stockholders") and such Selling Stockholder has duly delivered a notice in writing to FFB to such effect pursuant to Section 2(a)(i) hereof (the "Demand Notice"), FFB shall, in the case of the first Demand Notice delivered pursuant hereto, have an option (the "Right of First Offer") to purchase all, but not less than all, of such Selling Stockholder's Registrable Securities for which registration was demanded (the "Demand Securities") for a consideration which shall consist purely of cash at a per share price specified by such Selling Stockholder in good faith as its estimate of the price per share at which such shares will be sold pursuant to such registration (the "First Offer Price") in the Demand Notice. Within fifteen (15) days of the receipt of the Demand Notice, FFB shall give written notice (the "First Offer Notice") to the Selling Stockholder as to whether FFB elects to exercise its Right of First Offer. If FFB elects to exercise its Right of First Offer, such First Offer Notice shall be deemed a commitment to purchase the Demand Securities, at such First Offer Price on the date specified in such First Offer Notice, but in no event more than thirty (30) days after the date of such First Offer Notice, subject to the receipt of all required regulatory approvals and to the other conditions in this
Section 2(a)(iii). If FFB declines to exercise such Right of First Offer, FFB shall use its best efforts to register the Demand Securities subject to the conditions and according to the terms of Section 2(a)(i) hereof.

          (iv) In the event that a Selling Stockholder elects to require FFB to use its best efforts to register the Registrable Securities held by such Selling Stockholder pursuant to Section 2(a)(i) hereof, such Selling Stockholder has duly delivered to FFB a Demand Notice pursuant to Section 2(a)(i) hereof and FFB has elected not to exercise its Right of First Offer with respect to such Registrable Securities pursuant to Section 2(a)(iii) hereof, FFB shall have the option, subject to Section 2(a)(v) below, to include in the Form OC relating to the Demand Securities, any or all shares, rights or securities of FFB proposed to be issued by FFB or held by any other stockholder which FFB, in its sole discretion (subject to Section 2(b) hereof), elects to include therein.

          (v) In the event that FFB is required to register Registrable Securities upon the demand of a Selling Stockholder and any managing underwriter shall advise the Selling Stockholders participating in such registration in writing that, in its opinion, the inclusion in the Form OC of some or all of the shares, rights or securities sought to be registered pursuant to Section 2(b) or
(a)(iv) and of the Registrable Securities sought to be registered by the Selling Stockholders creates a risk that the price per security that such Selling Stockholders will derive from such registration will be adversely affected or that the number of shares, rights or securities sought to be registered is too large a number to be reasonably sold, FFB will include in such Form OC such number of shares, rights or securities as the Selling Stockholders are so advised can reasonably be sold in such offering, or can be sold without such an effect (the "Maximum Number") as follows and in the following order of priority
(A) first, Registrable Securities of each Selling Stockholder requesting registration under this Section 2(a), pro rata in proportion to the number
                                      --- ----
sought to be registered by each such Selling Stockholder, (B) second, if and to the extent that the Maximum Number exceeds the number of Demand Securities, such number of shares of Common Stock as are entitled to be registered pursuant to
Section 2(b) hereof and (C) third, if and to the extent that the Maximum Number exceeds the sum of the number of Demand Securities and the number of shares of Common Stock registered pursuant to clause (B) of this

Section 2(a)(v), such number of shares, rights or other securities to be issued by FFB or sold by any stockholder as FFB may, in its sole discretion, elect pursuant to Section 2(a)(iv) hereof.

          (vi) The obligations of FFB under this Section 2(a) are subject to the condition that FFB shall be entitled to postpone for up to six months once in any twelve month period the filing of any Form OC otherwise required to be prepared and filed by it pursuant to this Section 2(a) if, at the time it receives requests for registration pursuant thereto, the Board of Directors of FFB determines, in good faith, that the filing of such Form OC and the offering of Registrable Securities pursuant thereto would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction by FFB, and FFB promptly gives the Selling Stockholders written notice of such determination. If FFB shall so postpone the filing of a Form OC,
(i) the Selling Stockholders shall have the right to withdraw the requests for registration by giving written notice to FFB within thirty days after receipt of FFB's notice of postponement and, in the event of such withdrawal, such requests shall not be counted as being requests for one of the three Form OCs that FFB is obligated to prepare, file and use its best efforts to cause to become effective pursuant to this Section 2(a) and (ii) the Demand Expiration Date shall be extended by the total number of days by which the filing of a Form OC is postponed on one or more occasions pursuant to this Section 2(a)(vi).

          (b)  "Piggy-Back" Registrations.
               --------------------------

          (i) If, at any time on or after the Closing Date and before the Piggyback Class B Expiration Date with respect to Registrable Class B Securities or the Piggyback Class C Expiration Date with respect to Registrable Class C Securities, FFB proposes to register any of its Common Stock under the Securities Regulations on a statement on Form OC for purposes of an offering or sale by or on behalf of FFB of its Common Stock for its own account (a "primary offering"), or upon the request or for the account of any holder of its Common Stock (a "secondary offering"), or for purposes of a combined primary and secondary offering (a "combined offering"), then each such time FFB shall, at least twenty (20) business days prior to the time when any such Form OC is filed with the OTS, give prompt written notice to the Class B Holders and the Class C Holders (each a "Holder" and, collectively, the "Holders") of its intention to do so. Such notice shall specify, at a minimum, the number and class of shares so proposed to be registered, the proposed date of filing of such Form OC, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters of such shares and a good faith estimate by FFB of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such Form OC. Upon the written direction of any Holder, given within fifteen (15) business days following the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), FFB shall include in such Form OC any or all of the Registrable Securities then held by each such Holder requesting such registration (each such Holder a "Selling Stockholder") to the extent requested by such Selling Stockholder. Such Holder shall be entitled to have such shares included in any underwritten offering, placement agency arrangement or other plan of distribution relating to the Common Stock registered by FFB for purposes of an offering or sale by FFB for its own account. Notwithstanding the foregoing, no Holder of Registrable Securities shall have any right hereunder if the registration proposed to be effected by FFB relates solely to shares of Common Stock or other equity securities of FFB which are issuable solely to officers or employees of FFB or any subsidiary thereof pursuant to a bona fide employee stock option, bonus or other employee benefit plan or arrangement or in a merger involving FFB or a subsidiary of FFB or an exchange offer or rights offering by any Person. The rights granted to the Holders under this Section 2(b) shall expire (1) as to any Registrable Class B Securities on the Piggyback Class B Expiration Date and (2) as to any Registrable Class C Securities on the Piggyback Class C Expiration Date.

          (ii) In the event that FFB proposes to register shares of Common Stock for purposes of a primary offering, and any managing underwriter shall advise FFB and the Selling Stockholders in writing that, in its opinion, the inclusion in the Form OC of some or all of the Registrable Securities sought to be registered by such Selling Stockholders creates a risk that the price per security FFB will derive from such registration will be adversely affected, then FFB shall include in such Form OC such number of shares or securities as FFB and such Selling Stockholders are so advised can be sold in such offering without such an effect (the "Primary Maximum Number"), as follows and in the following order of priority: (A) first, such number of shares offered by FFB as FFB, acting in good faith, shall have determined and (B) second, if and to the extent that the number of shares to be registered under clause (A) is less than the Primary Maximum Number, Registrable Securities of each such Selling Stockholder, pro rata in proportion to
- - --- ----
the number sought to be registered by such Selling Stockholder.

          (iii) In the event that FFB proposes to register shares of Common Stock for purposes of a secondary offering upon the request or for the account of any holder thereof (each a "Requesting Stockholder"), and any managing underwriter shall advise the Requesting Stockholder or Stockholders and the Selling Stockholders in writing that, in its opinion, the inclusion in the Form OC of some or all of the shares sought to be registered by the Requesting Stockholders and of the Registrable Securities sought to be registered by the Selling Stockholders creates a risk that the price per security that such Requesting Stockholder or Stockholders and such Selling Stockholders will derive from such registration will be adversely affected or that the number of shares sought to be registered (including any securities sought to be registered at the instance of the Requesting Stockholder or Stockholders and those sought to be registered by the Selling Stockholders) is too large a number to be reasonably sold, FFB will include in such Form OC such number of shares as the Requesting Stockholders and the Selling Stockholders are so advised can reasonably be sold in such offering, or can be sold without such an effect (the "Secondary Maximum Number"), as follows and in the following order of priority: (A) if such registration is other than pursuant to a demand made under Section 2(a) hereof, pro rata in proportion to the number of shares sought to be registered by all
- - --- ----
such parties and (B) if such registration is pursuant to a demand made under
Section 2(a) hereof, as provided in Section 2(a)(v) hereof, pro rata among the
                                                            --- ----
Selling Stockholders (and not the Requesting Stockholders) in proportion to the number of shares sought to be registered by all such Selling Stockholders.

          (iv) In the event that FFB proposes to register shares of Common Stock for purposes of a combined offering, and any managing underwriter shall advise FFB, the Requesting Stockholder or Stockholders and the Selling Stockholders in writing that, in its opinion, the inclusion in the Form OC of some or all of the Registrable Securities sought to be registered by the Requesting Stockholders and the Selling Stockholders creates a risk that the price per share FFB will derive from such registration will be adversely affected, then FFB will include in such Form OCsuch number of shares or securities as FFB, the Requesting Stockholders and the Selling Stockholders are so advised can be sold in such offering without such an effect (the "Combined Maximum Number"), as follows and in the following order of priority: (A) first, such number of shares to be offered by FFB as FFB, acting in good faith, shall have determined and (B) second, if and to the extent that the number of shares sought to be registered under clause (A) is less than the Combined Maximum Number, shares or securities sought to be registered by each other such party pro rata
                                                                      --- ----
in proportion to the number of shares sought to be registered by all such parties.

          3.   Registration Procedures.
               -----------------------

          (a) In connection with FFB's obligations with respect to any registration of Registrable Securities pursuant to Section 2 hereof (and provided that, with respect to any registration of Registrable Securities pursuant to Section 2(b) of this Agreement, FFB's obligations under this Section 3 shall terminate if the registration of Common Stock by FFB, whether for its own account or for the account of any holders of its Common Stock, is terminated by FFB or all such holders of its Common Stock, respectively) FFB shall:

            (i) prepare and file with the OTS a Form OC with respect to such registration and use its best efforts to cause such Form OC to become effective as soon as reasonably practicable thereafter;

            (ii) prepare and file with the OTS such amendments and supplements to such Form OC and the offering circular included therein as may be necessary to effect and maintain the effectiveness of such Form OC and as may be required by the applicable rules and regulations of the OTS and the instructions applicable to such Form OC, and furnish to the underwriters, if any, of the Registrable Securities to be registered, the sales or placement agent, if any, therefor, and a representative of each Selling Stockholder who shall request such documents, copies of such Form OC and any such supplement or amendment prior to its being used and/or filed with the OTS;

            (iii) provide (A) any Selling Stockholder registering more than 10% of the Registrable Securities to be registered, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities
     Act), if any, of the Registrable Securities to be registered, (C) the sales or placement agent, if any, therefor, (D) one designated counsel for such underwriters or agent, and (E) one designated counsel for the Selling Stockholders the opportunity to participate in the preparation of, and provide comments with respect to, such Form OC, each offering circular included therein or filed with the OTS, and each amendment or supplement thereto;

            (iv) promptly notify the Selling Stockholders, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such Form OC or the offering circular included therein or any offering circular amendment or supplement or post-effective amendment has been filed, and, with respect to such Form OC or any post-effective amendment, when the same has become effective, (B) of any comments by the OTS with respect thereto or any request by the OTS for amendments or supplements to such Form OC or offering circular or for additional information, (C) of the issuance by the OTS of any stop order suspending the effectiveness of such Form OC or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by FFB of any notification with respect to the suspension of the qualification of any securities to be sold under such Form OC in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) at any time when a offering circular is required to be delivered under the Securities Regulations, if such Form OC, offering circular, offering circular amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (v) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Form OC or any post-effective amendment thereto or any notification described in Section 3(a)(iv)(D) above at the earliest practicable date;

            (vi) furnish (A) to each Selling Stockholder who so requests, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(a)(iii) hereof an executed copy of such Form OC, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), and (B) to any Selling Stockholder, each placement or sales agent, if any, and each underwriter, if any, such number of copies of such Form OC (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by any Selling Stockholder, agent or underwriter, as the case may
     be) and of the offering circular included in such Form OC (including each preliminary offering circular), as any such Selling Stockholder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by any such Selling Stockholder, offered or sold by such agent or underwritten by such underwriter and to permit each Selling Stockholder, agent and underwriter to satisfy the offering circular delivery requirements of the Securities Regulations; and FFB hereby consents to the use of such offering circular (including such preliminary offering circular) and any amendment or supplement thereto by each Selling Stockholder and by any such agent and underwriter, in each case in the form most recently provided to such party by FFB, in connection with the offering and sale of the Registrable Securities covered by the offering circular (including such preliminary offering circular) or any supplement or amendment thereto;

            (vii) use its best efforts to (A) register or qualify the Registrable Securities to be included in such Form OC under such securities laws or Blue Sky laws of such jurisdictions as any Selling Stockholder and any placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable the Selling Stockholders, agents or underwriters to complete the distribution of Registrable Securities pursuant to such Form OC and (C) take any and all other actions as may be reasonably necessary to enable the Selling Stockholders, agents, if any, and underwriters, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that FFB
                                                   --------  -------
     shall not be required for any such purpose to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the securities covered by the Form OC; or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

            (viii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which is required to effect such registration or the offering or sale of the Registrable Securities in connection therewith;

            (ix) cooperate with the Selling Stockholders, the managing underwriters, if any, and the placement or sales agents, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, if required or appropriate, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, may request at least two business days prior to any sale of the Registrable Securities;

            (x) provide a CUSIP number for all Registrable Securities, not later than the effective date of such Form OC;

            (xi) in connection with an underwritten offering or an offering placed by a placement or sales agent, enter into one or more underwriting, placement or distribution agreements, as appropriate, in customary form reasonably satisfactory to FFB in order to facilitate the disposition of the Registrable Securities registered;

            (xii) whether or not an agreement of the type referred to in Section (3)(a)(xi) hereof is entered into and whether or not any portion of the offering contemplated by such Form OC is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Selling Stockholders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of common stock or other equity securities pursuant to any underwriting, placement, distribution or other similar agreement and/or to a Form OC; (B) use its best efforts to obtain an opinion of counsel to FFB in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Selling Stockholders may reasonably request, addressed to the Selling Stockholders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, and dated the effective date of such Form OC (or if such Form OC contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "comfort" letter or letters from the independent certified public accountants of FFB addressed to the Selling Stockholders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such Form OC, (II) the effective date of any offering circular supplement, if any, to the offering circular included in such Form OC or post-effective amendment to such Form OC which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such offering circular and (III) (if such Form OC contemplates an underwritten offering or an offering placed by a placement agent or sales agent) the date of the closing under the underwriting agreement relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the Selling Stockholders and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by FFB; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

            (xiii) in the event that (i) any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, or (ii) more than 10% of the net offering proceeds, not including underwriting compensation, of such distribution is intended to be paid to any such broker-dealer or "associated or affiliated persons" of such broker-dealer or "members of the immediate family of such persons" (each within the meaning of such Rules), FFB shall take reasonable steps to assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by
     (A) if such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the Form OC relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Form OC is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Registrable Securities, (B) providing customary indemnification and contribution rights in form and substance reasonably acceptable to FFB to any such qualified independent underwriter, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;

            (xiv) comply with all applicable rules and regulations of the OTS, and make generally available to its securityholders, as soon as practicable but in any event not later than eighteen months after the effective date of such Form OC, an earnings statement of FFB and its subsidiaries complying with Section 11(a) of the Securities Act;

            (xv) use its reasonable best efforts to list prior to the effective date of such Form OC, subject to notice of issuance, the Registrable Securities covered by such Form OC on any securities exchange on which the Common Stock is then listed or, if the Common Stock is not then so listed, to have the Registrable Securities accepted for quotation of trading on the NASDAQ National Market System (or a comparable interdealer quotation system then in effect); and

            (xvi) if required under the Exchange Act and the rules and regulations thereunder, prepare and file with the OTS a registration statement under the Exchange Act on any available form with respect to the relevant class of capital stock and use its best efforts to cause such registration statement to be declared effective within the time periods required under the Exchange Act and the rules and regulations thereunder.

          (b) In the event that FFB would be required, pursuant to Section 3(a)(iv)(E) above, to notify the Selling

Stockholders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, FFB shall promptly prepare and furnish to the Selling Stockholders, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of an offering circular supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such offering circular shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Selling Stockholders agree that upon receipt of any notice from FFB pursuant to Section 3(a)(iv)(E) hereof, they shall forthwith discontinue the disposition of Registrable Securities pursuant to the Form OC applicable to such Registrable Securities until they shall have received copies of such amended or supplemented offering circular and, if so directed by FFB, the Selling Stockholders shall deliver to FFB all copies, other than permanent file copies, then in their possession of the offering circular covering such Registrable Securities at the time of receipt of such notice.

          (c) FFB may require the Selling Stockholders to furnish to FFB such information regarding the Selling Stockholders and their intended method of distribution of such Registrable Securities as FFB may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Regulations. Each Selling Stockholder agrees to notify FFB as promptly as practicable of any inaccuracy or change in information previously furnished by such Selling Stockholder to FFB or of the occurrence of any event in either case as a result of which any offering circular relating to such registration contains or would contain an untrue statement of a material fact regarding such Selling Stockholder or such Selling Stockholder's intended method of distribution of such Registrable Securities or omits or would omit to state any material fact regarding such Selling Stockholder or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to FFB any additional information required to correct or update any previously furnished information or required so that such offering circular shall not contain, with respect to such Selling Stockholder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (d) From the time that FFB receives any notice pursuant to Section 2(a)(i) hereof until the earlier of (i) the date 120 days after the effectiveness of the Form OC relating thereto or such shorter period as may be required by the managing underwriter or underwriters of such offering and (ii) the date an election is made not to file a Form OC with the OTS pursuant to
Section 2(a) hereof, FFB will not offer, issue, sell, agree or commit to issue or sell, grant any option for the purchase of, file with the OTS a Form OC relating to any primary, secondary or combined offering of, or solicit any offer to buy any, Common Stock, other than (A) in connection with the Registrable Securities to be registered pursuant to such notice or direction and (B) pursuant to a bona fide employee stock option, bonus or other benefit plan as then in existence or upon conversion or exchange of then outstanding securities of FFB.

          4.   Registration Expenses.
               ---------------------

          FFB agrees to bear and to pay or cause to be paid promptly upon request being made therefor all customary expenses incident to FFB's performance of or compliance with this Agreement, including, without limitation, (a) all OTS and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of any shares for offering and sale under the State securities and Blue Sky laws, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each Form OC required to be filed hereunder, each offering circular included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities, (d) messenger and delivery expenses, (e) fees and expenses of any escrow agent or custodian, (f) internal expenses of FFB (including, without limitation, all salaries and expenses of FFB's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of FFB (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses (including fees and expenses of counsel) of any "qualified independent underwriter" engaged pursuant to Section 3(a)(xiii) hereof but excluding underwriting commissions and discounts, (i) reasonable fees, disbursements and expenses of one counsel for all of the Selling Stockholders retained in connection with any particular registration, and fees, expenses and disbursements of any other persons, including special experts, retained by FFB in connection with such registration, and (j) all fees and expenses (including, without limitation, listing fees) in connection with the listing or quotation of trading of the Registrable Securities as required by Section 3(a)(xv) hereof (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Selling Stockholder or any placement or sales agent therefor or underwriter thereof, FFB shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of an itemized request therefor.

          5.   Representations and Warranties.
               ------------------------------

          FFB represents and warrants to, and agrees with, each Selling Stockholder from time to time of Registrable Securities that:

          (a) Each Form OC covering Registrable Securities and each offering circular (including any preliminary offering circular) contained therein or furnished pursuant to Section 3(a)(vi) hereof (in each case including any documents incorporated by reference therein) and any further amendments or supplements to any such Form OC or offering circular (in each case including any documents incorporated by reference therein), when it becomes effective or is filed with the OTS, as the case may be, and, in the case of an underwritten offering of Registrable Securities or an offering placed by a placement agent or sales agent, at the time of the closing under the underwriting, placement or distribution agreement, as the case may be, relating thereto will conform in all material respects to the requirements of the Securities Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective date of such Form OC when an offering circular would be required to be delivered under the Securities Regulations, other than from (i) such time as a notice has been given to Selling Stockholders pursuant to Section 3(a)(iv)(E) hereof until (ii) such time as FFB furnishes an amended or supplemented offering circular pursuant to Section 3(b) hereof, each such Form OC, and each offering circular contained therein or furnished pursuant to Section 3(a)(vi) hereof, as then amended or supplemented (in each case including any documents incorporated by reference therein), will conform in all material respects to the requirements of the Securities Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this
                                          --------  -------
representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to FFB by an underwriter or a Selling Stockholder.

          (b) Any documents incorporated by reference in any offering circular referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the OTS, as the case may be, as then amended or supplemented, will conform or conformed in all material respects to the requirements of the Securities Regulations, the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any
- - --------  -------
statements or omissions made in reliance upon and in conformity with information furnished in writing to FFB by an underwriter or Selling Stockholder expressly for use therein.

          6.   Indemnification.
               ---------------

          (a)  Indemnification by FFB.  Upon the registration of any Registrable
               ----------------------
Securities pursuant to Section 2 hereof, FFB shall, and it hereby agrees to, indemnify and hold harmless each Selling Stockholder, against any losses, claims, damages or liabilities, joint or several, to which any such Selling Stockholder may become subject, under the Securities Regulations, the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Form OC under which such Registrable Securities were registered under the Securities Regulations, or any preliminary or final offering circular contained therein or furnished by FFB to any such Selling Stockholder, or any amendment or supplement thereto (in each case including any documents incorporated by reference therein), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and FFB shall, and it hereby agrees to, reimburse any such Selling Stockholder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided,
                                                                     --------
however, that FFB shall not be liable to any such Selling Stockholder in any
- - -------
such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Form OC, or preliminary or final offering circular, or amendment or supplement (in each case including any documents incorporated by reference therein), in reliance upon and in conformity with written information furnished to FFB by such Selling Stockholder expressly for use therein. FFB shall provide to each person who participates pursuant to
Section 7(a) as an underwriter or placement agent in any offering or sale of Registrable Securities registered under the Securities Regulations pursuant to this Agreement customary rights of indemnity in form and substance reasonably satisfactory to FFB.

          (b)  Indemnification by the Selling Stockholders and any Agents and
               --------------------------------------------------------------
Underwriters.  FFB may require, as a condition to including any Registrable
- - ------------
Securities in any Form OC filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that FFB shall have received an undertaking from the Selling Stockholder thereof, severally and not jointly, to (i) indemnify and hold harmless FFB, and all other Selling Stockholders, if any, of Registrable Securities selling under the same Form OC, against any losses, claims, damages or liabilities to which FFB or such other Selling Stockholders of Registrable Securities may become subject, under the Securities Regulations, Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Form OC, or any preliminary or final offering circular contained therein or furnished by FFB to the Selling Stockholders, or any amendment or supplement thereto (in each case including any documents incorporated by reference therein), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to FFB by the Selling Stockholder expressly for use therein, and (ii) reimburse FFB for any legal or other expenses reasonably incurred by FFB in connection with investigating or defending any such action or claim. FFB shall be entitled to require that any underwriter or placement agent in any offering or sale of Registrable Securities registered under the Securities Regulations pursuant to this Agreement provide to FFB customary rights of indemnity in form and substance reasonably satisfactory to FFB.

          (c)  Notices of Claims, Etc.  Promptly after receipt by FFB or a
               -----------------------
Selling Stockholder as indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against FFB or a Selling Stockholder as indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof (except where the assumption of the defense would be inappropriate due to conflicts of interest), with counsel satisfactory to such indemnified party (who may be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. So long as an indemnifying party is complying with its obligations under this Section 6, such indemnifying party shall not be liable for settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. Without the written consent of the indemnified party (which consent shall not be unreasonably withheld), the indemnifying party shall not effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault or culpability by or on behalf of any indemnified party.

          (d)  Contribution.  Each party hereto agrees that, if for any reason
               ------------
the indemnification obligations of FFB or the Selling Stockholders, as the case may be, as indemnifying parties, contained in Section 6(a) or Section 6(b) hereof are unavailable to or insufficient to hold harmless FFB or any Selling Stockholder as indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each such indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Stockholders' obligations in this Section 6(d) to contribute shall be several in proportion to the number or amount of Registrable Securities registered by them and not joint. FFB shall provide to, and shall be entitled to receive from, each person who participates pursuant to
Section 7(a) as an underwriter or placement agent in any offering or sale of Registrable Securities registered under the Securities Regulations pursuant to this Agreement customary rights of contribution in form and substance reasonably satisfactory to FFB.

          (e) The obligations of FFB under or pursuant to this Section 6 shall be in addition to any liability which FFB may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of any Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of the Securities Act; and the obligations of the Selling Stockholders contemplated by this Section 6 shall be in addition to any liability which the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of FFB (including any person who, with his consent, is named in any Form OC as about to become a director of FFB) and to each person, if any, who controls FFB within the meaning of the Securities Act.

          7.   Underwritten Offerings.
               ----------------------

          (a)  Selection of Underwriters.  If any of the Registrable Securities
               -------------------------
covered by any Form OC filed pursuant to Section 2(a) hereof are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be such underwriter designated by the Selling Stockholders and reasonably acceptable to FFB.

          (b)  Participation by Selling Stockholders.  Each Selling Stockholder
               -------------------------------------
hereby agrees that it may not participate in any underwritten offering hereunder unless it (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements applicable to such transaction and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          8.   Resale Restrictions.
               -------------------

          FFB covenants to and with each Holder of Registrable Securities that to the extent it shall be required to do so, FFB shall timely file the reports required to be filed by it under the Exchange Act, the Securities Act or the Securities Regulations (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act) and the rules and regulations adopted by the OTS thereunder, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration with the OTS within the limitations of the Resale Exemptions.

          9.  Certain Distributions by Citadel.
              --------------------------------

          In connection with any distribution, or proposed distribution, by Citadel to its stockholders generally of any Registrable Securities, in the event that Citadel determines that it would be appropriate to provide to its stockholders an information statement (the "Information Statement") complying with the disclosure requirements of Regulation 14C promulgated under the Exchange Act, FFB shall, with respect to no more than one such distribution, provide to Citadel for use therein such information (the "FFB Information") relating to FFB as Citadel may reasonably request (including, if necessary or appropriate in order to permit such distribution to proceed without the necessity for registration of such Registrable Securities under the Securities Regulations, such information with respect to FFB as would be contained in a registration statement on Form OC containing the information prescribed by Form S-1 under the Securities Act). FFB shall promptly notify Citadel if, at any time prior to consummation of such distribution, the FFB Information theretofore provided to Citadel contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading, and, from time to time prior to consummation of such distribution, FFB shall provide Citadel with any additional information relating to FFB necessary to correct or update the FFB Information promptly after such information is available to FFB. In connection with such distribution, if the Class A Common Stock is not then registered under the Exchange Act, FFB shall file a registration statement with respect thereto on any applicable form with the OTS and use its best efforts to cause such registration statement to be declared effective prior to the consummation of such distribution. FFB shall have the same obligation to indemnify and provide contribution to Citadel with respect to the FFB Information contained in any such Information Statement as if such Information Statement were an offering circular to which the provisions of Section 6 were applicable; provided,
                                                               --------
however, that FFB shall have no such obligation hereunder unless such document
- - -------
has been provided to, and approved by, FFB (which approval shall not be unreasonably withheld or delayed). Citadel shall have the same obligation to indemnify and provide contribution to FFB with respect to (1) any information that is not FFB Information contained in any such Information Statement and (2) any information contained in any such Information Statement that has not been approved by FFB, in each case as though such information were information specifically provided by Citadel for use in an offering circular subject to the provisions of Section 6 hereof.

          Notwithstanding the foregoing, the obligations of FFB under this
Section 9 are subject to the condition that FFB shall be entitled to postpone for up to six months once in any twelve month period the furnishing of FFB Information otherwise required to be furnished by it pursuant to this Section 9 if, at the time it receives a request therefor, the Board of Directors of FFB determines, in good faith, that the furnishing of such FFB Information and the distribution of an Information Statement containing such FFB Information would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction by FFB, and FFB promptly gives Citadel written notice of such determination.

          10.  Miscellaneous.
               -------------

          (a)  Citadel Lock-up.  If, at any time, FFB registers any of its
               ---------------
Common Stock or any other equity securities under the Securities Regulations on a statement on Form OC (or an equivalent general registration form then in effect) for purposes of a primary offering, secondary offering or a combined offering, from the time that FFB files such Form OC with the OTS until the earlier of (i) the date 90 days after the effectiveness of the Form OC relating thereto or such shorter period as may be required by the managing underwriter or underwriters of such offering and (ii) the date an election is made not to file a Form OC with the OTS, Citadel will not, and will not permit its Affiliates to, offer, sell, agree or commit to issue or sell, grant any option for the purchase of or solicit any offer to buy any Common Stock or security convertible into or exchangeable for, or representing the right to acquire, Common Stock, other than in connection with any Registrable Securities to be registered pursuant to any such Form OC.

          (b)  No Inconsistent Agreements.  FFB covenants and agrees that it
               --------------------------
shall not grant registration rights with respect to any class of Common Stock or any other securities which would adversely affect the rights of the Holders as set forth in this Agreement. FFB represents and warrants that it is not currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any person.

          (c)  Illegality.  If any term or provision of this Agreement or any
               ----------
application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

          (d)  Recovery of Litigation Costs.  Except as otherwise expressly
               ----------------------------
provided herein to the contrary, in the event any dispute between the parties to this Agreement shall result in any litigation, arbitration or other proceeding, the prevailing party shall be entitled to recover from the losing party all reasonable costs and expenses, including without limitation reasonable attorneys' fees and disbursements, incurred by the prevailing party in connection with such litigation, arbitration or other proceeding and any appeal thereof. Such costs, expenses, fees and disbursements shall be included in and made a part of the judgment recovered by the prevailing party, if any.

          (e)  Notices.  All notices, requests, claims, demands, waivers and
               -------
other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows: If to FFB, to it at 600 North Brand Boulevard, Glendale, California 91203, Attention: General Counsel, facsimile transmission no. (818) 549-3773, and if to a Holder, to the address or facsimile transmission number of such Holder set forth in the security register or other records of FFB, or to such other address or facsimile transmission number as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          (f)  Parties in Interest.  All the terms and provisions of this
               -------------------
Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns, but, except as set forth in this Section 9(f) and except as otherwise expressly stated to the contrary in Section 2(a)(i), no such term or provision is for the benefit of, or intended to create any obligations to, any other persons. In the event that any transferee of Citadel or any other Holder shall acquire Registrable Securities in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee or Holder shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee or Holder shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If FFB shall so request, any such successor, assign, transferee or Holder shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

          (g)  Survival.  The respective indemnities, agreements,
               --------
representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any director, officer, partner or employee of any Holder, any agent or underwriter or any director, officer, partner or employee thereof, or any controlling person of any of the foregoing, and shall survive the transfer and registration of Registrable Securities by any Holder.

          (h)  LAW GOVERNING.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CHOICE OF LAW THEREOF.

          (i)  Headings.  The descriptive headings of the several Sections and
               --------
paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

          (j)  Entire Agreement; Amendments.  This Agreement and the other
               ----------------------------
writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by FFB and the holders of at least 51 percent of each class of Registrable Securities affected by such amendment or waiver at the time outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(j), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such Holder.

          (k)  Inspection.  For so long as this Agreement shall be in effect,
               ----------
this Agreement shall be made available for inspection and copying on any business day by any Holder of Registrable Securities at the offices of FFB at the address thereof set forth in Section 9(e) above.

          (l)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                                FIDELITY FEDERAL BANK,  A Federal
                                Savings Bank


                                   By: /s/ Godfrey B. Evans
                                      ---------------------------------------
                                        Godfrey B. Evans
                                        Executive Vice President and Secretary

                                CITADEL HOLDING CORPORATION


                                   By: /s/ Richard M. Greenwood
                                      ---------------------------------------
                                        Richard M. Greenwood
                                        President and Chief Executive Officer


                                ---------------------------------------------
                                           (NAME OF CLASS C HOLDER)


                                   By:
                                      ---------------------------------------